Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
36967HAL1



Issuer
GENERAL ELECTRIC CAPITAL
CORPORATION



Underwriters
Citigroup, Credit Suisse, Goldman Sachs, JP
Morgan, Morgan Stanley, Deutsche Bank
Securities, HSBC Securities, RBS Greenwich
Capital, Blaylock & Partners, Castle Oak
Securities, Ramirez & Company, Utendahl
Capital Partners, Williams Capital Group



Years of continuous operation, including predecessors
> 3 years



Security
GE 1.8% 03/11/11



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Morgan Stanley



Firm commitment underwriting?
Yes



Trade date/Date of Offering
3/9/2009



Total amount of offering sold to QIBs
4,000,000,000



Total amount of any concurrent public offering
0



Total
4,000,000,000



Public offering price
99.969



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.20%



Rating
A2/A+



Current yield
5.02%



Benchmark vs Spread (basis points)
310bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS GNMA Fund
DWS
20,000,000.00
 $
19,993,800
0.50%




DWS Government & Agency Securities VIP
DWS
2,000,000.00
 $
1,999,380
0.05%




DWS Strategic Government Securities Fund
DWS
20,000,000.00
 $
19,993,800
0.50%




Total

42,000,000
 $
41,986,980
1.05%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.






























Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
3133XUE41



Issuer
FEDERAL HOME LOAN BANK



Underwriters
Bank of America, Citigroup, RBS,
Barclays, Credit Suisse, Deutsche
Bank,  FTN Financial, Goldman
Sachs, HSBC, JP Morgan, Morgan
Stanley, UBS



Years of continuous operation, including predecessors
> 3 years



Security
FHLB 1 3/4 08/22/12



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Citibank



Firm commitment underwriting?
Yes



Trade date/Date of Offering
7/22/2009



Total amount of offering sold to QIBs
4,000,000,000



Total amount of any concurrent public offering
0



Total
4,000,000,000



Public offering price
99.862



Price paid if other than public offering price
N/A



Underwriting spread or commission
0.08%



Rating
Aaa / AAAe



Current yield
1.75%



Benchmark vs Spread (basis points)
35bp












Fund Specific Information









Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS GNMA Fund
DWS
18,400,000
 $
18,374,608
0.46%




DWS Short Duration Fund
DWS
1,125,000
 $
1,123,448
0.03%




DWS Short Duration Plus Fund
DWS
26,075,000
 $
26,039,017
0.65%




DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,377,368
0.41%




DWS Strategic Income Fund
DWS
2,500,000
 $
2,496,550
0.06%




DWS Strategic Income VIP
DWS
500,000
 $
499,310
0.01%




Total


 $
64,910,300
1.63%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.












Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
3133XTS49



Issuer
Federal Home Loan Bank



Underwriters
Banc of America Securities, JP Morgan,
UBS Securities, Barclays Capital, BNP
Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, FTN Financial,
Goldman Sachs, HSBC Securities,
Morgan Stanley, RBS Greenwich Capital



Years of continuous operation, including predecessors
> 3 years



Security
FHLB 1.875% 06/20/2012



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
UBS



Firm commitment underwriting?
Yes



Trade date/Date of Offering
5/27/2009



Total amount of offering sold to QIBs
3,000,000,000



Total amount of any concurrent public offering
0



Total
3,000,000,000



Public offering price
99.912



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.08%



Rating
Aaa/AAA



Current yield
1.88%



Benchmark vs Spread (basis points)
43bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS GNMA Fund
DWS
21,000,000.00
 $20,981,520
0.70%




DWS Short Duration Fund
DWS
1,200,000.00
 $  1,198,944
0.04%




DWS Short Duration Plus Fund
DWS
14,800,000.00
 $14,786,976
0.49%




DWS Strategic Government Securities Fund
DWS
23,000,000.00
 $22,979,760
0.77%




Total

60,000,000
 $59,947,200
2.00%













^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

























Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
3133XTXH4



Issuer
Federal Home Loan Bank



Underwriters
Barclays Capital, Deutsche Bank
Securities, Goldman Sachs & Co,
Citigroup Global Markets



Years of continuous operation, including predecessors
> 3 years



Security
FHLB 1.625% 07/27/2011



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
UBS



Firm commitment underwriting?
Yes



Trade date/Date of Offering
6/11/2009



Total amount of offering sold to QIBs
5,000,000,000



Total amount of any concurrent public offering
0



Total
5,000,000,000



Public offering price
99.905



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.05%



Rating
Aaa/AAAe



Current yield
1.63%



Benchmark vs Spread (basis points)
103bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS GNMA Fund
DWS
10,500,000.00
 $10,490,025
0.21%




DWS Short Duration Fund
DWS
835,000.00
 $     834,207
0.02%




DWS Short Duration Plus Fund
DWS
9,585,000.00
 $  9,575,894
0.19%




DWS Strategic Government Securities Fund
DWS
10,500,000.00
 $10,490,025
0.21%




Total

31,420,000
 $31,390,151
0.63%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

















Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
3133XUUJ0



Issuer
FEDERAL HOME LOAN BANK



Underwriters
Citigroup, JP Morgan, UBS, Bank
of America, Barclays, BNP
Paribas, Credit Suisse, Deutsche
Bank, FTN Financial, Goldman
Sachs, Morgan Stanley, RBS



Years of continuous operation, including predecessors
> 3 years



Security
FHLB 1 5/8 09/26/12



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
HSBC



Firm commitment underwriting?
Yes



Trade date/Date of Offering
9/10/2009



Total amount of offering sold to QIBs
3,000,000,000



Total amount of any concurrent public offering
0



Total
3,000,000,000



Public offering price
99.678



Price paid if other than public offering price
N/A



Underwriting spread or commission
0.08%



Rating
Aaa / AAAe



Current yield
1.63%



Benchmark vs Spread (basis points)
30bp












Fund Specific Information









Board
Total Par
Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by
the Fund
Security
Performance^
Fund
Performance^
Measurement
Date*

DWS Funds








DWS GNMA Fund
DWS
18,400,000
 $
18,340,752
0.61%




DWS Short Duration Plus Fund
DWS
16,000,000
 $
15,948,480
0.53%




DWS Strategic Government Securities Fund
DWS
16,400,000
 $
16,347,192
0.54%




Total


 $
50,636,424
1.69%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

































Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
31398AWK4



Issuer
Fannie Mae



Underwriters
Barclays Capital, Deutsche Bank
Securities, JP Morgan, Cabrera Capital
Markets, Credit Suisse, FTN Financial,
Morgan Stanley



Years of continuous operation, including predecessors
> 3 years



Security
FNMA 1.875% 04/20/2012



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
Barclays Capital



Firm commitment underwriting?
Yes



Trade date/Date of Offering
4/2/2009



Total amount of offering sold to QIBs
4,000,000,000



Total amount of any concurrent public offering
0



Total
4,000,000,000



Public offering price
99.874



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.08%



Rating
Aaa/AAA



Current yield
99.87%



Benchmark vs Spread (basis points)
74bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds








DWS GNMA Fund
DWS
11,430,000.00
 $11,415,598
0.29%




DWS Government & Agency Securities VIP
DWS
1,145,000.00
 $  1,143,557
0.03%




DWS Short Duration Fund
DWS
515,000.00
 $     514,351
0.01%




DWS Short Duration Plus Fund
DWS
5,200,000.00
 $  5,193,448
0.13%




DWS Strategic Government Securities Fund
DWS
12,570,000.00
 $12,554,162
0.31%




Total

30,860,000
 $30,821,116
0.77%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
































Security Information









Security Purchased
Comparison Security
Comparison Security

CUSIP
31398AVQ2



Issuer
FANNIE MAE



Underwriters
Barclays Capital, JP Morgan, UBS Securities, Banc of America Securities LLC, Deutsche Bank
Securities, Goldman Sachs, Williams Capital
Group



Years of continuous operation, including predecessors
> 3 years



Security
FNMA 1.75% 03/23/11



Is the affiliate a manager or co-manager of offering?
Co-Manager



Name of underwriter or dealer from which purchased
JP Morgan



Firm commitment underwriting?
Yes



Trade date/Date of Offering
2/26/2009



Total amount of offering sold to QIBs
15,000,000,000



Total amount of any concurrent public offering
0



Total
15,000,000,000



Public offering price
99.897



Price paid if other than public offering price
 N/A



Underwriting spread or commission
0.06%



Rating
Aaa/AAA



Current yield
1.75%



Benchmark vs Spread (basis points)
68bp












Fund Specific Information









Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds
DWS







DWS GNMA Fund
DWS
20,000,000
 $               19,979,400
0.13%




DWS Government & Agency Securities VIP
DWS
2,000,000
 $                 1,997,940
0.01%




DWS Short Duration Fund
DWS
3,200,000
 $                 3,196,704
0.02%




DWS Short Duration Plus Fund
DWS
28,800,000
 $               28,770,336
0.19%




DWS Strategic Government Securities Fund
DWS
20,000,000
 $               19,979,400
0.13%




Total

74,000,000
 $               73,923,780
0.48%













^The Security and Fund Performance is calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.